SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20509

                             FORM 8-K

                          CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          November 8, 2006
                          ----------------
                          Date of Report
                (Date of Earliest Event Reported)

                         Gold Standard, Inc.
                         -------------------
           (Exact name of registrant as specified in its charter)



    UTAH                        001-08397                      87-0302579
    -----                       ---------                      ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                       136 South Main Street, Suite #712
                         Salt Lake City, Utah 84101
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                   (Address of Principal Executive Offices)

                               (801) 328-4452
                               --------------
                       (Registrant's Telephone Number)

                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 8, 2006, we became aware that the financial statements for our Quarterly Report for the quarter ended July 31, 2006, did not (i) account for a one for eight reverse split that occurred during the quarter; or (ii) report a liability of $42,000 for our repurchase of 420,000 warrants at $0.10 per warrant. Due to these omissions, we have concluded that these financial statements should no longer be relied upon. We have discussed this matter with our independent accountants, HJ & Associates, LLC, and on November 8, 2006, they issued a letter noting a material weakness in the design or operation of our internal controls.

     Because of these omissions, the Company will file an amended Quarterly Report on Form 10QSB/A-1 for the quarterly period ended July 31, 2006.

                            SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Gold Standard, Inc.


Date: 11-17-2006                  /s/ Scott L. Smith
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                                 Scott L. Smith
                                 President and Director